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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 21, 1996


                      U.S. ALCOHOL TESTING OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           33-90034                                  22-2806310
   (Commission File Number)                       (I.R.S. Employee
                                                 Identification No.)

10410 Trademark Street, Rancho Cucamonga, California                91730
      (Address of Principal Executive Offices)                    (Zip Code)

                                 (909) 466-8378
              (Registrant's Telephone Number, Including Area Code)
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                      INFORMATION TO BE INCLUDED IN REPORT

    The Registrant U.S. Alcohol Testing of America, Inc. is referred to herein as "USAT." USAT and its subsidiaries are collectively referred to herein as the "Company".

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    (a) On May 21, 1996, USAT purchased all of the outstanding shares of Common Stock (the "RSA Common Stock") of Robert Stutman & Associates, Inc., a Massachusetts corporation ("RSA"), for $2,500,000, pursuant to a Stock Purchase Agreement dated as of May 21, 1996 (the "Purchase Agreement"), a copy of which Purchase Agreement is filed as Exhibit A to this Report and which is incorporated herein by this reference. At the closing, USAT paid $2,100,000 to the stockholders of RSA, including Robert Stutman, the Chairman and Chief Executive Officer of USAT, who received $1,078,920 for his 42.2 shares of the RSA Common Stock (there being 80 shares outstanding). Brian Stutman, the Director of Sales and Marketing of USAT, received $721,080 for his 28.2 shares of the RSA Common Stock. Robert Stutman and Brian Stutman, who are father and son, also received at the closing secured promissory notes each due May 20, 1997, the former's in principal amount of $239,760 and the latter's in the principal amount of $160,240, each bearing interest at the annual rate of seven and one-half percent. If USAT receives, after April 17, 1996, $7,000,000 in proceeds from the exercises of Common Stock purchase warrants, then the notes must be prepaid. The form of the secured promissory notes is filed as Exhibit B to this Report and is incorporated herein by this reference. The promissory notes are secured by all of USAT's tangible and intangible personal property except the following: (1) USAT's cash and cash equivalents; (2) USAT's securities, including stock of its subsidiaries; and (3) certain contracts, including USAT's license agreement with the United States Department of the Navy. The form of security agreement is filed as Exhibit C to this Report and is incorporated herein by this reference.

    Pursuant to the Purchase Agreement, USAT issued to the stockholders of RSA an aggregate of 500,000 shares of USAT's Common Stock, $.01 par value (the "Common Stock"), and Warrants expiring May 21, 1999 (the "Acquisition Warrants") to purchase an aggregate of 900,000 shares of the Common Stock at a price of $3.125 per share. At the closing, Robert Stutman received 263,750 shares of the Common Stock and an Acquisition Warrant to purchase 474,750 shares of the Common Stock. Brian Stutman received 176,250 shares of the Common Stock and an Acquisition Warrant to purchase 317,250 shares of the Common Stock. The form

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of Acquisition Warrant is filed as Exhibit D to this Report and is incorporated herein by this reference.

    USAT granted certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), to the RSA stockholders. The form of registration rights agreement is filed as Exhibit E to this Report and is incorporated herein by this reference. However, the 500,000 shares issued at the closing were allocated by USAT's Board of Directors from the 2,032,679 shares which are reserved for acquisitions and which were registered in USAT's Registration Statement on Form S-1, File No. 33-43337, under the Securities Act.

    The Company used its own funds for this acquisition, including those derived from the exercise of outstanding Common Stock purchase warrants. No funds were borrowed in connection with this acquisition.

    Robert Stutman, the Chairman and President of RSA, became the Chairman and Chief Executive Officer of USAT on April 18, 1996. Prior thereto, he and RSA were serving as consultants to USAT and its wholly-owned subsidiary ProActive Synergies, Inc. ("ProActive") pursuant to a Consulting Agreement dated as of December 14, 1996 by and among USAT, ProActive, RSA and Robert Stutman, a copy of which Consulting Agreement is filed (by incorporation by reference) as Exhibit F to this Report and which is incorporated herein by this reference. As a result of the acquisition, the Consulting Agreement has been terminated.

    At the closing, USAT entered into severance agreements with Robert Stutman and Brian Stutman, copies of which are filed as Exhibit G and H, respectively, to this Report and which are incorporated herein by this reference.

    (b) As previously reported in (i) a Press Release dated May 1, 1996, a copy of which is filed as Exhibit I to this Report and is incorporated herein by this reference, (ii) USAT's Supplement dated May 6, 1996 to its Prospectus dated January 31, 1996, which constitutes Part I of USAT's Registration Statement on Form S-1, File Number 33-90034, a copy of which Supplement is filed (by incorporation by reference) as Exhibit J to this Report and is incorporated herein by this reference, and (iii) the preliminary prospectus constituting Part I of USAT's Registration Statement on Form S-4, File No. 333-3734, on April 30, 1996, USAT's wholly- owned subsidiary U.S. Rubber Recycling, Inc. ("USRR") sold substantially all of its assets to Reclamation Resources, Inc. ("RRI") for $500,000. A copy of the Asset Purchase Agreement dated April 30, 1996 between USRR and RRI is filed as Exhibit K to this Report and is incorporated herein by this reference.

    The $500,000 purchase price was paid as follows: (1) a $150,000 payment to USRR at the closing; (2) a $50,000 credit for

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a closing adjustment; and (3) a promissory note from RRI to USRR in the principal amount of $300,000, payable in six annual installments of $50,000, together with interest thereon at an annual rate of seven percent. The promissory note is prepayable to the extent that RRI's net sales exceed $1,400,000. In the event that net sales exceed this amount, USRR will receive 12.5% of the excess. The promissory note is secured by a lien on all of RRI's assets.

    USRR generated approximately 21.2% of the Company's revenues for the nine-month period ended December 31, 1995. USRR generated 25.3% of the Company's revenues for the fiscal year ended March 31, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial statements of businesses acquired:

         Audited financial statements of RSA are not currently available, are in the process of being prepared and will be filed as soon as practicable, but not later than 60 days after the date this Report was due.

    (b)  Proforma financial information:

         Proforma financial statements, if required, will be furnished when the audited financial statements of RSA are filed.

    (c)  Exhibits

Number      Exhibit

A Copy of Stock Purchase Agreement dated as of May 21, 1996 by and among USAT, Robert Stutman, Brian Stutman, Sondra DeBow, Michael Rochelle and Kimberly Rochelle.

B Form of Secured Promissory Note dated May 21, 1996 is Exhibit A to Exhibit A hereto.

C Form of Security Agreement dated May 21, 1996 by and among USAT, Robert Stutman and Brian Stutman is Exhibit C to Exhibit A hereto.

D Form of USAT Warrant expiring May 20, 1999 is Exhibit B to Exhibit A hereto.

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Number      Exhibit

E Form of Registration Rights Agreement dated as of May 21, 1996 by and between USAT, Robert Stutman, Brian Stutman, Michael Rochelle, Kimberly Rochelle and Sondra DeBow is Exhibit D to Exhibit A hereto.

F Copy of Consulting Agreement dated as of December 14, 1996 by and between USAT, ProActive, RSA and Robert Stutman was filed as Exhibit 4(b) to USAT's Registration Statement on Form S-8 filed on March 11, 1996 and is incorporated herein by this reference.

G Copy of Severance Agreement dated May 21, 1996 by and between USAT and Robert Stutman.

H Copy of Severance Agreement dated May 21, 1996 by and between USAT and Brian Stutman.

I           Copy of Press Release dated May 1, 1996 of USAT.

J Supplement dated May 6, 1996 to Prospectus dated January 31, 1996 constituted Part I of USAT's Registration Statement on Form S-1, File 33-90034, and is incorporated herein by this reference.

K Copy of Asset Purchase Agreement dated April 30, 1996 by and between USRR, USAT and RRA.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. Alcohol Testing of America, Inc.
                                          -------------------------------------
                                                       (Registrant)

Date May 31, 1996                         By: /s/ Linda H. Masterson
                                              ---------------------------------
                                                  Linda H. Masterson
                                                  President

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                                EXHIBIT INDEX


Number      Exhibit

A Copy of Stock Purchase Agreement dated as of May 21, 1996 by and among USAT, Robert Stutman, Brian Stutman, Sondra DeBow, Michael Rochelle and Kimberly Rochelle.

B Form of Secured Promissory Note dated May 21, 1996 is Exhibit A to Exhibit A hereto.

C Form of Security Agreement dated May 21, 1996 by and among USAT, Robert Stutman and Brian Stutman is Exhibit C to Exhibit A hereto.

D Form of USAT Warrant expiring May 20, 1999 is Exhibit B to Exhibit A hereto.


E Form of Registration Rights Agreement dated as of May 21, 1996 by and between USAT, Robert Stutman, Brian Stutman, Michael Rochelle, Kimberly Rochelle and Sondra DeBow is Exhibit D to Exhibit A hereto.

F Copy of Consulting Agreement dated as of December 14, 1996 by and between USAT, ProActive, RSA and Robert Stutman was filed as Exhibit 4(b) to USAT's Registration Statement on Form S-8 filed on March 11, 1996 and is incorporated herein by this reference.

G Copy of Severance Agreement dated May 21, 1996 by and between USAT and Robert Stutman.

H Copy of Severance Agreement dated May 21, 1996 by and between USAT and Brian Stutman.

I           Copy of Press Release dated May 1, 1996 of USAT.

J Supplement dated May 6, 1996 to Prospectus dated January 31, 1996 constituted Part I of USAT's Registration Statement on Form S-1, File 33-90034, and is incorporated herein by this reference.

K Copy of Asset Purchase Agreement dated April 30, 1996 by and between USRR, USAT and RRA.